UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

December 1, 2003

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

American Enterprise Development Corporation
(Name of small business issuer in its charter)

Texas
(State or other jurisdiction of incorporation or organization)

Commission File Number:  333-73872

76-0649310

(I.R.S. Employer Identification No.)

1240 Blalock Rd., Ste. 170, Houston, Texas
(Address of principal executive offices)

77055
(Zip Code)

Issuer's telephone number (713) 266-3700

CURRENT REPORT

FORM 8-k

Item 1. Changes in Control of Registrant

None

Item 2. Acquisition or Disposition of Assets

On December 1, 2003 the Company acquired all of the issued and outstanding shares of The American Development Fund, Inc. for 1,000,000 shares of the common stock of the Company. The American Development Fund, Inc. provides intellectual capital on investment strategies and the evaluation and structuring of early stage investments.  The American Development Fund, Inc. is now a wholly owned subsidiary of the Company. The two principal shareholders in The American Development Fund, Inc. are Jonathan C. Gilchrist and James W. Carroll.  (Their combined ownership is 95%).  Because these two individuals serve as principals and shareholders of our Investment Advisor, Goldbridge Capital LLC, we are able to consolidate their focus and resources on the new objectives we have set for ourselves through this acquisition.  Mr. Gilchrist has served as our Chairman and President since inception.

Item 3. Bankruptcy or Receivership

None

Item 4. Changes in Registrant’s Certifying Accountant

None

Item 5.  Other Events and Regulation FD Disclosure.

Changes to Authorized Shares.  At a shareholders meeting held on December 15, 2003 the shareholders of American Enterprise Development Corporation voted to amend the Articles of Incorporation to increase the number of authorized common shares to 40,000,000; to establish a Class B non-voting Common Stock with a par value of $0.0003 with 2,000,000 shares authorized; and to establish a Preferred Stock with a par value of $0.0006 with 8,000,000 shares authorized.  The Board was authorized, without further shareholder approval, to issue the Preferred Stock in one or more series with powers, rights, preferences, and restrictions as the Board may determine at the time.

Item 6. Resignation of Registrant’s Directors

None

Item 7. Financial Statements and Exhibits

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

As of the date of this Form 8-K, it is impracticable for the Company to file the required financial statements of the acquired business.  The Company intends to file such required information with the Securities and Exchange Commission as soon as the financial statements become available but in any event not later than seventy-five days after the consummation of the acquisition.

(b) PRO FORMA FINANCIAL INFORMATION.

As of the date of this Form 8-K, it is impracticable for the Company to file the required pro forma financial information relating to the acquired business. The Company intends to file such information concurrently with the filing of the financial statements discussed above, but no later than seventy-five days after the consummation of the acquisition.

(c) EXHIBITS.

The following exhibits are filed herewith:

Exhibit No. 3.1 – Amended Articles of Incorporation

Exhibit No. 99.1 – Stock Purchase Agreement dated December 1, 2003.

Item 8. Change in Fiscal Year

None

Item 9.  Regulation FD Disclosure

See, Item 5.

Item 10

Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

None.

Item 11.

Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

None

Item 12.

Results of Operations and Financial Condition

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Enterprise Development Corporation

___//s// Jonathan C. Gilchrist, President

December 16, 2003